Exhibit 1.1

[•] Shares

OP BANCORP

Common Stock

UNDERWRITING AGREEMENT

[•], 2018

KEEFE, BRUYETTE & WOODS, INC.

(As representative of the Underwriters listed in Schedule I hereto)

c/o Keefe, Bruyette & Woods, Inc.

787 Seventh Avenue

4th Floor

New York, New York 10019

Ladies and Gentlemen:

OP Bancorp, a California corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”), pursuant to the terms set forth in this agreement (this “Agreement”), an aggregate of [•] shares (the “Firm Shares”) of the Company’s common stock, no par value per share (the “Common Stock”). The Company has also granted to the Underwriters an option to purchase up to an additional [•] shares of Common Stock (the “Option Shares”). The Firm Shares and the Option Shares are hereinafter referred to collectively as the “Shares.” Keefe, Bruyette & Woods, Inc. has agreed to act as representative of the several Underwriters (in such capacity, the “Representative”) in connection with the offering and sale of the Shares. To the extent there are no additional underwriters listed on Schedule I, the term “Representative” as used herein shall mean you, as Underwriter, and the term “Underwriters” shall mean either the singular or the plural, as the context requires.

The Company has prepared and filed with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-333-223444) (the “Registration Statement”), which includes a form of prospectus to be used in connection with the public offering and sale of the Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder (the “Securities Act Regulations”), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A of the Securities Act Regulations. In the event that the Company files any registration statement increasing the size of the offering pursuant to Rule 462(b) of the Securities Act Regulations (a “Rule 462(b) Registration Statement”), then the term “Registration Statement” as used herein shall be deemed to include the Rule 462(b) Registration Statement. The final prospectus, in the form filed with the

Commission under Rule 424(b) of the Securities Act Regulations, is referred to herein as the “Prospectus.” Each prospectus in preliminary form that describes the Shares and the offering thereof and is used prior to the filing of the Prospectus is referred to herein as a “preliminary prospectus.” The preliminary prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined below) is hereinafter called the “Pricing Prospectus.” The “Pricing Disclosure Package” means the Pricing Prospectus, together with the Issuer General Use Free Writing Prospectuses (as defined below), if any, listed on Schedule II hereto, and the pricing information conveyed orally to investors, as set forth on Schedule II hereto. For the purposes of this Agreement, the “Applicable Time” is [•] [a.m./p.m.], New York City time, on [•]. Any “issuer free writing prospectus” (as defined in Rule 433 of the Securities Act Regulations) relating to the offering of the Shares contemplated hereunder, including, without limitation, any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a road show that is a written communication within the meaning of Rule 433(d)(8)(i) of the Securities Act Regulations, whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) of the Securities Act Regulations because it contains a description of the Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Securities Act Regulations, is hereinafter called an “Issuer Free Writing Prospectus.” “Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 of the Securities Act Regulations (“Bona Fide Electronic Road Show”)), as evidenced by its being specified in Schedule II hereto. “Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus. All references to the Registration Statement, any preliminary prospectus, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 of the Securities Act Regulations. “Permitted Written Testing-the-Waters Communications” means the Written Testing-the-Waters Communications, if any, listed on Schedule III hereto.

The Company and the Underwriters agree that up to [•] of the Firm Shares (the “Directed Shares”) shall be reserved for sale by the Underwriters to certain eligible officers, directors, employees, business associates and related persons of the Company and its Subsidiaries (as defined herein) (collectively, the “Directed Share Participants”), as part of the distribution of the Shares by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and all other applicable laws, rules and regulations. [The Directed Shares to be sold by the Company to the Underwriters for sale to the Directed Share Participants shall be at a “Purchase Price” (as defined below) of $[•].][or][[•] of the Directed Shares to be sold by the Company to the Underwriters for sale to the Directed Share Participants shall be sold at a “Purchase Price” (as defined below) of $[•], and [•]of the Directed Shares to be sold by the Company to the Underwriters for sale to the Directed Share Participants shall be sold at a “Purchase Price” (as defined below) of $[•].] The Underwriters shall sell the Directed Shares to the Directed Share Participants at the public offering price. To the extent that the Directed Shares are not orally confirmed for purchase, and subject to an agreement to purchase, by such eligible officers, directors, employees, business associates and related persons by the end of the first business day after the date of this Agreement, such Directed Shares may be offered to the public as part of the public offering contemplated hereby.

The Company and the Bank (as defined below) confirm as follows their respective agreements with the Representative and the several other Underwriters.

Section 1.

(a) The Company represents and warrants to each Underwriter at the date hereof, the Applicable Time, the Closing Date (as defined below) and each Option Closing Date (as defined below), if any, and agrees with each Underwriter, as follows:

(i) Compliance of the Registration Statement and the Prospectus. Each of the Registration Statement, and any post-effective amendment thereto has become effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto has been issued under the Securities Act and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission. Each of the Registration Statement, and any post-effective amendment thereto, at the time of effectiveness, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each preliminary prospectus delivered to the Underwriters for use in connection with this offering and the Prospectus, and any amendment or supplement thereto, was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(ii) Accurate Disclosure. Neither the Registration Statement, nor any post-effective amendment thereto, in each case at its effective time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Applicable Time, neither (A) the Pricing Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the Pricing Disclosure Package, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto, as of its issue date and as of the Closing Date and any Option Closing Date included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, or any amendment thereto or the Pricing Disclosure Package or the Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein. For purposes of this Agreement, the only information so furnished shall be (A) the first sentence of the first paragraph appearing in the Prospectus under “Underwriting – Discounts and Commissions, and (B) the section “Underwriting – Stabilization” in the Prospectus (collectively, the “Underwriter Information”).

(iii) Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) of the Securities Act Regulations such that no filing of any “road show” (as defined in Rule 433(h) of the Securities Act Regulations) is required in connection with the offering of the Shares. The representations and warranties in this subsection shall not apply to statements in or omissions from any Issuer Free Writing Prospectuses made in reliance upon or in connection with Underwriter Information.

(iv) Emerging Growth Company. From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged in any Written Testing-the-Waters Communication or any Testing-the-Waters Communication) through the Closing Date or the Option Closing Date (if applicable), the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act.

(v) Testing-the-Waters Communications. The Company (a) has not alone engaged in any Testing-the-Waters Communication, other than Permitted Written Testing-the-Waters Communications with the consent of the Representative, with entities that are qualified institutional buyers within the meaning of Rule 144A of the Securities Act Regulations or institutions that are accredited investors within the meaning of Rule 501 of the Securities Act Regulations, and (b) has not authorized anyone other than the Representative to engage in Testing-the-Waters Communications. The Company reconfirms that the Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications other than the Permitted Written Testing-the-Waters Communications. As of the Applicable Time, each Permitted Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package, did not, as of the Applicable Time, and will not, as of the Closing Date and any Option Closing Date, as the case may be, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Permitted Written Testing-the-Waters Communication, if any, does not, as of the date hereof, conflict with the information contained in the Registration Statement, any preliminary prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus. The Company filed publicly on EDGAR at least 15 calendar days prior to any “road show” (as defined in Rule 433(h) of the Securities Act Regulations), any confidentially submitted registration statement and registration statement amendments relating to the offer and sale of the Shares.

(vi) Company Not Ineligible Issuer. (A) At the time of filing the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, (B) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Shares and (C) at the Applicable Time, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Securities Act Regulations, without taking account of any determination by the Commission pursuant to Rule 405 of the Securities Act Regulations that it is not necessary that the Company be considered an ineligible issuer.

(vii) Independent Registered Public Accounting Firm. Crowe Horwath LLP, the independent registered public accounting firm that audited the financial statements and supporting schedules of the Company that are included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, is (i) an independent public accountant as required by the Securities Act, the Securities Act Regulations and the Public Company Accounting Oversight Board (the “PCAOB”), and (ii) with respect to the Company, is not and has not been in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of the Commission.

(viii) Financial Statements; Non-GAAP Financial Measures. The consolidated financial statements of the Company and the Bank included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, together with the related schedules and notes, comply with the requirements of the Securities Act and the Securities Act Regulations in all material respects and present fairly the consolidated financial position of the Company and the Bank as of the dates indicated and the consolidated statements of income, statements of comprehensive income, statements of changes in shareholders’ equity and statements of cash flows of the Company and the Bank for the periods specified. The consolidated financial statements of the Company and the Bank have been prepared in all material respects in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. No other financial statements or supporting schedules are required to be included in the Registration Statement, any preliminary prospectus or the Prospectus under the Securities Act or the Securities Act Regulations. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Summary – Summary Historical Consolidated Financial and Operating Information” and “Selected Historical Consolidated Financial and Operating Information” present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein in all material respects. Pro forma financial statements are not required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus under the Securities Act, the Securities Act Regulations or GAAP. To the extent applicable, all disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the Exchange Act and Item 10(e) of Regulation S-K under the Securities Act to the extent applicable.

(ix) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, in the condition (financial or otherwise), business, properties, business prospects, management, condition, financial or otherwise, shareholders’ equity, assets, liabilities or results of operations, of the Company and the Bank, considered as one enterprise, or (ii) in the ability of the Company or the Bank to perform its obligations under, and to consummate the transactions contemplated by, this Agreement (each of (i) and (ii) a “Material Adverse Effect”), (B) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company or the Bank, (C) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or the Bank, other than in the ordinary course of business, which are material to the Company and the Bank, considered as one enterprise, (D) neither the Company nor the Bank has purchased any of its outstanding capital stock and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(x) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

(xi) Good Standing of the Bank; No Other Subsidiaries. Open Bank (the “Bank”) is a state-chartered bank organized under the laws of the State of California and authorized to engage in the business of banking. The Bank is the only subsidiary of the Company, and the Company does not own or control, directly or indirectly, any equity or other interest in any corporation, association or other entity other than the Bank. The Bank operates pursuant to applicable law and the rules and regulations of the DBO. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, all of the issued and outstanding capital stock of the Bank has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Bank was issued in violation of the preemptive or similar rights of any securityholder of the Bank arising by operation of law, or under the articles of incorporation, bylaws or other organizational documents of the Company or the Bank or under any agreement to which the Company or the Bank is a party.

(xii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus or pursuant to the exercise of convertible securities or options described in the Registration Statement, the Pricing Disclosure Package and the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company arising by operation of law, or under the articles of incorporation, bylaws or other organizational documents of the Company or the Bank or under any agreement to which the Company or any Subsidiary is a party.

(xiii) Company Equity Awards. With respect to any stock options, restricted stock or other equity awards (the “Equity Awards”) granted pursuant to any compensation plan of the Company or the Bank providing for the issuance of Equity Awards (the “Company Plans”), (A) each grant of an Equity Award was duly authorized no later than the date on which the grant of such Equity Award was by its terms to be effective by all necessary corporate action, and (B) each such grant was made in accordance with the terms of the Company Plans and all other applicable laws and regulatory rules or requirements.

(xiv) Authorization of Agreement. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken. This Agreement has been duly authorized, executed and delivered by the Company.

(xv) Securities Offerings. All offers and sales of the Company’s capital stock or other securities prior to the date hereof were made in compliance with or were the subject of an available exemption from the Securities Act and the Securities Act Regulations and all other applicable state and federal laws or regulations, or any actions under the Securities Act and the Securities Act Regulations or any state or federal laws or regulations in respect of any such offers or sales are effectively barred by effective waivers or statutes of limitation.

(xvi) Authorization and Description of Shares. The Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable. The Common Stock will conform to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus and such statements conform to the rights set forth in the instruments defining the same. No holder of the Shares will be subject to personal liability for the debts of the Company by reason of being such a holder. The issuance of the Shares is not subject to the preemptive rights, rights of first refusal or other similar rights of any securityholder of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or the Bank other than those described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The descriptions of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(xvii) Registration Rights. There are no contracts, agreements or understandings between the Company and any person granting such person registration rights or other similar rights to have any securities registered for resale pursuant to the Registration Statement or otherwise registered for resale or sold by the Company under the Securities Act pursuant to this Agreement other than any rights that have been disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus and have been waived.

(xviii) Summaries of Legal Matters. The statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Description of Capital Stock” and under the caption “Supervision and Regulation”, insofar as they purport to describe the provisions of the laws and regulations or documents referred to therein, are accurate and complete in all material respects.

(xix) Absence of Defaults and Conflicts. The Company is not in violation of its Articles of Incorporation, as amended (the “Charter”), or Bylaws, as amended (the “Bylaws”). The Bank is not in violation of its charter, bylaws or other organizational documents. Neither the Company nor the Bank is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or the Bank is a party or by which it or the Bank may be bound, or to which any of the property or assets of the Company or the Bank is subject (collectively, “Agreements and Instruments”) except such default that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except for such violations or defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and therein, and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Bank pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect); nor will such action result in any violation of the provisions of the Charter or Bylaws or the charter, bylaws or other organizational document of the Bank; nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or the Bank or any of their assets, properties or operations (except for such violations that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect). As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or the Bank.

(xx) Nasdaq Global Market. The Shares have been approved for listing, subject to official notice of issuance and evidence of satisfactory distribution, on the Exchange, and the Company has taken no action designed to, or reasonably likely to, have the effect of delisting the Shares from the Exchange, nor has the Company received any notification that the Commission or the Exchange is contemplating terminating such registration or listing.

(xxi) Absence of Labor Dispute. No labor dispute with the employees of the Company or the Bank exists or, to the knowledge of the Company, is threatened that would reasonably be expected to result in a Material Adverse Effect. Except for matters which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) there is (1) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or the Bank before the National Labor Relations Board or any similar domestic or foreign body, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (2) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or the Bank and (3) no union representation dispute currently existing concerning the employees of the Company or the Bank, (B) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or the Bank and (C) no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”) or any similar domestic or foreign law or the rules and regulations promulgated thereunder concerning the employees of the Company or the Bank.

(xxii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or the Bank, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, if determined adversely to the Company or the Bank, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. The aggregate of all pending legal or governmental proceedings to which the Company or the Bank is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, if determined adversely to the Company or the Bank, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(xxiii) Bank Holding Company Act. The Company has been duly registered as, and meets in all material respects the applicable requirements for qualification as, a bank holding company under the applicable provisions of the Bank Holding Company Act of 1956, as amended.

(xxiv) Compliance with Bank Regulatory Authorities. Each of the Company and the Bank is in compliance in all material respects with all applicable laws, rules and regulations (including, without limitation, all applicable regulations and orders) of, or agreements with, the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency (the “OCC”), the Federal Deposit Insurance Corporation (“FDIC”), and the California Department of Business Oversight (“DBO”), as applicable (collectively, the “Bank Regulatory Authorities”), the Equal Credit Opportunity Act, the Fair Housing Act, the Truth in Lending Act, the Community Reinvestment Act (the “CRA”), the Home Mortgage Disclosure Act, the Bank Secrecy Act and Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Patriot Act), to the extent such laws or regulations apply to the Company or the Bank, as applicable. The Company and the Bank have no reason to believe that any facts or circumstances exist that could cause the Bank (A) to be deemed not to be in satisfactory compliance with the CRA and the regulations promulgated thereunder or to be assigned a CRA rating by federal or state banking regulators of lower than “satisfactory,” or (B) to be deemed to be operating in violation, in any material respect, of the Bank Secrecy Act of 1970 or any order issued with respect to the Anti Money Laundering Laws (as defined below). As of the most recent year end, the Bank met or exceeded the standards necessary to be considered “well capitalized” under the regulatory framework for prompt corrective action of the FDIC. The Bank is a member in good standing of the Federal Home Loan Bank System. The activities of the Bank are permitted under the laws and regulations of California. Since December 31, 2013, the Company and the Bank have filed all material reports, registrations and statements, together with any required amendments thereto, that they were required to file with the Federal Reserve, the FDIC, the OCC, the DBO and any other applicable federal or state banking authorities. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the “Company Reports.” As of their respective dates, the Company Reports complied as to form in all material respects with all the rules and regulations promulgated by the Federal Reserve, the FDIC, the OCC, the DBO and any other applicable federal or state banking authorities, as the case may be. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the Company or the Bank is a party or subject to any formal or informal agreement, memorandum of understanding, consent decree, directive, cease-and-desist order, order of prohibition or suspension, written commitment, supervisory agreement or other written statement as described under 12 U.S.C. 1818(u) with, or order issued by, or has adopted any board resolutions at the request of, the Federal Reserve, the FDIC, the OCC, the DBO or any other bank regulatory authority that restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit policies or its management, nor have any of them been advised by any Bank Regulatory Authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, or any such board resolutions or that imposes any restrictions or requirements not generally applicable to bank holding companies or commercial banks. There is no unresolved violation, criticism or exception by any Bank Regulatory Authority with respect to any examination of the Company or the Bank which would reasonably be expected to result in a Material Adverse Effect.

(xxv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus to be filed as exhibits thereto which have not been so described and filed as required.

(xxvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental agency or body is necessary or required for the performance by the Company of its obligations under this Agreement in connection with the offering, issuance or sale of the Shares or the consummation of the transactions contemplated in this Agreement prior to the Closing Date, except such as have been already obtained or as may be required under the Securities Act, the Securities Act Regulations, the rules of the Exchange, the securities laws of any state or non-U.S. jurisdiction or the rules of FINRA. All of the information provided to the Underwriters or to counsel for the Underwriters by the Company, its counsel, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the offering of the Shares is true, complete, correct and compliant in all material respects with FINRA’s rules, and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA’s rules are true, complete and correct in all material respects. No authorization, consent, approval, license, qualification or order of, or filing or registration with any person (including any governmental agency or body or any court) in any foreign jurisdiction is required for the consummation of the transactions contemplated by this Agreement in connection with the offering, issuance and sale of the Directed Shares under the laws and regulations of such jurisdiction except such as have been obtained or made.

(xxvii) Possession of Licenses and Permits. The Company and the Bank possess such permits, licenses, approvals, registrations, memberships, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and the Bank are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect except where invalidity of such Licenses or the failure of such Licenses to be in full force and effect would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and neither the Company nor the Bank has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, if the subject of an unfavorable decision, ruling or a finding would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xxviii) Title to Property. The Company and the Bank have good and marketable title in fee simple to all real property, if any, owned by the Company and the Bank and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (B) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or the Bank. All of the leases and subleases material to the Company and the Bank and under which the Company or the Bank holds properties described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor the Bank has received any written notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or the Bank under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or the Bank to the continued possession of the leased or subleased premises under any such lease or sublease.

(xxix) Possession of Intellectual Property. The Company and the Bank own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures and excluding generally commercially available “off the shelf” software programs licensed pursuant to shrink wrap or “click and accept” licenses), systems, technology, trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them and neither the Company nor the Bank has received any written notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which could render any Intellectual Property invalid or inadequate to protect the interest of the Company or the Bank therein, except for such as would not reasonably be expected to give rise to a Material Adverse Effect.

(xxx) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor the Bank is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and the Bank have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or to the knowledge of the Company threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or the Bank and (D) to the knowledge of the Company there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or the Bank relating to Hazardous Materials or any Environmental Laws.

(xxxi) ERISA. Each employee benefit plan, within the meaning of Section 3(3) of ERISA, that is maintained, administered or contributed to by the Company or the Bank or any member of the Company’s “control group” (within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”) for employees or former employees of the Company and its affiliates (“Plan”) has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code. No “prohibited transaction,” within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such Plan excluding transactions effected pursuant to a statutory or administrative exemption. No “reportable event” (as defined under ERISA) has occurred with respect to any “employee benefit plan” established or maintained by the Company, the Bank or any of their ERISA Affiliates (as defined below). No “employee benefit plan” (as defined under ERISA) established or maintained by the Company, the Bank or any of their ERISA Affiliates, if such employee benefit plan were terminated, could have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, the Bank nor any of their ERISA Affiliates has incurred any liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan,” or (B) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by the Company, the Bank or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified. With respect to each Plan subject to Title IV of ERISA, the minimum funding standard of Section 302 of ERISA or Section

412 of the Code, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan). There is no pending audit or to the knowledge of the Company investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign agency. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group or organization described in Sections 414(b), (c), (m) or (o) of the Code of which the Company or such subsidiary is a member.

(xxxii) Internal Control Over Financial Reporting. The Company and the Bank maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act,” and such rules and regulations, the “Exchange Act Regulations”), sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, (i) there has been no material weakness in the Company’s internal control over financial reporting (whether or not remediated), and (ii) there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(xxxiii) [Intentionally omitted.]

(xxxiv) Compliance with the Sarbanes-Oxley Act. The Company has taken all necessary actions to enable the Company upon effectiveness of the Registration Statement to be in compliance with the provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder that are then in effect and applicable to the Company.

(xxxv) Pending Procedures and Examinations. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Securities Act, and the Company is not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Shares.

(xxxvi) Payment of Taxes. All United States federal income tax returns of the Company and the Bank required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which have been or will be promptly contested in good faith and as to which adequate reserves have been provided in the Company’s financial statements included in the Registration Statement in accordance with GAAP. The Company and the Bank have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, except insofar as the failure to file such returns, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or the Bank except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided, except in the case in which the failure to pay would not, individually or in the aggregate reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves in the applicable financial statements referred to in Section 1(a)(viii) in respect of any income and corporate tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income or corporate tax for any years not finally determined. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no outstanding tax deficiency that has been asserted against the Company or the Bank or any of their respective properties or assets.

(xxxvii) Insurance. Each of the Company and the Bank is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged including, but not limited to, policies covering real and personal property owned or leased by the Company and the Bank against theft, damage, destruction, acts of vandalism and earthquakes; neither the Company nor the Bank has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it or the Bank will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially higher than the current cost. All such insurance is fully in force as of the date hereof.

(xxxviii) Investment Company Act. The Company is not, and upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will not be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(xxxix) Absence of Manipulation. Neither the Company nor the Bank, nor any affiliates of the Company or the Bank, has taken, directly or indirectly, and neither the Company nor the Bank, nor any affiliates of the Company or the Bank, will take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act) to facilitate the sale or resale of the Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M under the Exchange Act.

(xl) Foreign Corrupt Practices Act. None of the Company, the Bank or, to the knowledge of the Company, any director, officer, agent or employee of the Company or the Bank has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or any applicable non-U.S. anti-bribery statute or regulation; or (D) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(xli) Anti-Money Laundering Laws. The operations of the Company and the Bank and, to the knowledge of the Company, their respective controlled affiliates, are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Bank Secrecy Act of 1970, the money laundering statutes of all applicable jurisdictions and the rules and regulations thereunder issued, administered or enforced by any governmental agency or body (collectively, the “Anti-Money Laundering Laws”); and no action, suit or proceeding by or before any court, governmental agency or body involving the Company or the Bank with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened. The Company and the Bank and, to the knowledge of the Company, their respective controlled affiliates, have conducted their businesses in compliance in all material respects with applicable anti-corruption laws and have instituted and maintain policies and procedures to ensure continued compliance with such laws.

(xlii) OFAC. None of the Company, the Bank or any officer or director of either the Company or the Bank, nor, to the knowledge of the Company, any agent, employee, controlled affiliate or person acting on behalf of the Company or the Bank is or has been (A) engaged in any services (including financial services), transfers of goods, software, or technology, or any other business activity related to (i) any country that is the subject of Sanctions (as defined below) (“Sanctioned Countries”), (ii) the government of any Sanctioned Country, (iii) any person, entity or organization located in, resident in, formed under the laws of, or owned or controlled by the government of, any Sanctioned Country, or (iv) any person, entity or organization made subject of any sanctions administered or enforced by the United States government, including, without limitation, the list of Specially Designated Nationals (“SDN List”) of the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), or by the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”) and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that currently is the subject to any U.S. sanctions administered by OFAC or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of U.S. sanctions administered by OFAC; (B) engaged in any transfers of goods, technologies or services (including financial services) that may assist the governments of Sanctioned Countries or facilitate money laundering or other activities proscribed by United States laws, rules or regulations; (C) is a person, entity or organization currently the subject of any Sanctions; or (D) located, organized or resident in any Sanctioned Country.

(xliii) Relationship. No relationship, direct or indirect, exists between or among the Company or the Bank, on the one hand, and the directors, officers or shareholders of the Company or the Bank, on the other, that is required by the Securities Act or Securities Act Regulations to be described in the Registration Statement and/or the Prospectus and that is not so described.

(xliv) Lending Relationship. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company (A) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (B) does not intend to use any of the proceeds from the sale of the Shares to repay any outstanding debt owed to any affiliate of any Underwriter.

(xlv) No Restrictions on Dividends or Distributions. Except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Bank is not currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on the Bank’s capital stock, from repaying to the Company any loans or advances to the Bank from the Company or from transferring any of the Bank’s properties or assets to the Company.

(xlvi) Statistical and Market-Related Data. The statistical and market related data contained in the Registration Statement and Prospectus are based on or derived from sources which the Company believes are reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(xlvii) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the preliminary prospectus contained in the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representative and included in Schedule II hereto or any Bona Fide Electronic Road Show or other written communications reviewed and consented to by the Representative and listed on Schedule II hereto (each, a “Company Additional Written Communication”). Each such Company Additional Written Communication, when taken together with the Pricing Disclosure Package, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Company Additional Written Communication based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter through the Representative consists of the Underwriter Information.

(xlviii) Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act) contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (A) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances, and (B) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of an executive officer or director of the Company that it was false or misleading.

(xlix) Lock-Up Agreements. Each of the Company’s officers, as defined by Rule 16a-1(f) of the Exchange Act Regulations, and directors, in each case as listed on Schedule D hereto, has executed and delivered lock-up agreements as contemplated in Section 6(l) hereof.

(l) Fees. Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company or any Subsidiary any brokerage or finder’s fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement.

(li) Deposit Insurance. The deposit accounts of the Bank are insured by the FDIC up to applicable legal limits, the Bank has paid all premiums and assessments required by the FDIC and the regulations thereunder, and no proceeding for the termination or revocation of such insurance is pending or, to the knowledge of the Company, threatened.

(lii) Derivative Instruments. Any and all material swaps, caps, floors, futures, forward contracts, option agreements (other than options issued under the Company’s shareholder-approved benefit plans) and other derivative financial instruments, contracts or arrangements, whether entered into for the account of the Company or the Bank or for the account of a customer of the Company or the Bank, were entered into in the ordinary course of business and in accordance with applicable laws, rules, regulations and policies of all applicable regulatory agencies and with counterparties believed by the Company to be financially responsible. The Company and the Bank have duly performed in all material respects all of their obligations thereunder to the extent that such obligations to perform have accrued, and there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder except as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(liii) Termination of Contracts. Neither the Company nor the Bank has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement, Pricing Disclosure Package or Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, Pricing Disclosure Package or Prospectus, and no such termination or non-renewal has been threatened by the Company or the Bank or, to the Company’s knowledge, any other party to any such contract or agreement.

(liv) Off-Balance Sheet Transactions. Except as disclosed in the financial statements included in the Registration Statement, none of the Company or its subsidiaries maintains any “off-balance-sheet arrangement” within the meaning of Item 303 of Regulation S-K under the Securities Act.

(lv) Margin Rules. The application of the proceeds received by the Company from the issuance, sale and delivery of the Shares as described in the Registration Statement, the Pricing Disclosure Package or the Prospectus will not violate Regulation T, U or X of the Federal Reserve or any other regulation of the Federal Reserve.

(lvi) Directed Share Program. The Company has not offered, or caused the Underwriters to offer, Directed Shares to any person with the specific intent to unlawfully influence (i) a customer, vendor or supplier of the Company to alter such person’s level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company.

(b) The Bank represents and warrants to each Underwriter at the date hereof, the Applicable Time, the Closing Date and each Option Closing Date, if any, and agrees with each Underwriter, as follows:

(i) The Bank has been duly chartered and is validly existing as a bank in good standing under the laws of California, and has been duly qualified as a foreign entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business except where the failure would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(ii) The Bank is not (A) in violation of its articles of incorporation, bylaws or other organizational or governing documents, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Bank is a party or by which the Bank is bound or to which any of the property or assets of the Bank is subject (collectively, the “Bank Instruments”), except for such violations or defaults that would, not singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or (C) in violation of any statute, law, rule, regulation, order, decree of any court or governmental agency or body having jurisdiction over the Bank, except for such violations or defaults that would, not singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and

(iii) This Agreement has been duly authorized, executed and delivered by the Bank. The execution, delivery and performance of this Agreement by the Bank, compliance by the Bank with all of the provisions of this Agreement and the consummation of the transactions herein contemplated do not and will not contravene, conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any Bank Instrument, nor does or will any such action contravene, conflict with or result in a breach or violation of any of the terms or provisions of the articles of incorporation or bylaws of the Bank or any statute, order, law, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Bank or any of its properties.

Section 2. (a) Subject to the terms and conditions herein set forth, (i) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $[•] (the “Purchase Price”), the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters, and (ii) in the event and to the extent that the Underwriters shall exercise the election to purchase Option Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the Purchase Price, the number of Option Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying (x) the number of Option Shares as to which such election shall have been exercised by (y) the fraction set forth in clause (i) above; provided, that, notwithstanding the foregoing, the “Purchase Price” for [any][or][[•] of the] Directed Shares to be sold by the Underwriters to Directed Share Participants shall be $[•].

(b) The Company hereby grants to the Underwriters the right to purchase at their election up to [•] Option Shares, at the Purchase Price. The Underwriters may exercise their option to acquire Option Shares in whole or in part from time to time only by written notice from the Representative to the Company given within a period of 30 calendar days after the date of this Agreement and setting forth (i) the aggregate number of Option Shares to be purchased and (ii) the time, date and place at which such Option Shares are to be delivered, as determined by the Representative but in no event earlier than the Closing Date or, unless the Representative and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

Section 3.

(a) It is understood that the several Underwriters propose to offer the Firm Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

(b) The Company will deliver the Firm Shares to the Representative through the facilities of DTC for the accounts of the Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of the Company, at the office of Sheppard, Mullin, Richter & Hampton LLP, 650 Town Center Drive, 4th Floor, Costa Mesa, California, 92626, 10:00 A.M., New York time, on [•], unless postponed in accordance with Section 10 hereof, or such other time and date not later than 1:30 p.m., New York City time, on [•], as the Representative and the Company determine, such time being referred to herein as the “Closing Date.” For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Shares. The certificates or book-entry security entitlements for the Firm Shares so to be delivered will be in such denominations and registered in such names as the Representative request and, if the Firm Shares are to be certificated, will be delivered and made available for checking and packaging at the above office of DTC or its designated custodian (the “Designated Office”) at least 48 hours prior to the Closing Date.

(c) Each time for the delivery of and payment for the Option Shares, being herein referred to as an “Option Closing Date”, which may be the Closing Date, shall be determined by the Representative as provided above. The Company will deliver the Option Shares being purchased on each Option Closing Date to the Representative through the facilities of DTC for the accounts of the Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of the Company, at the above office of Sheppard, Mullin, Richter & Hampton LLP, at 10:00 A.M., New York time, on the applicable Option Closing Date. The certificates or book-entry security entitlements for the Option Shares so to be delivered will be in such denominations and registered in such names as the Representative requests and, if the Option Shares are to be certificated, will be delivered and made available for checking and packaging at the Designated Office at least 48 hours prior to such Option Closing Date.

Section 4.

(a) The Company further covenants and agrees with each of the Underwriters as follows:

(i) The Company, subject to Section 4(a)(ii) hereof, will comply with the requirements of Rule 430A under the Securities Act Regulations, and will notify the Representative immediately, and confirm the notice in writing, (A) when any post-effective amendment to the Registration Statement shall become effective, or any amendment or supplement to the Prospectus shall have been filed, to furnish the Representative with copies thereof, and to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act Regulations, (B) of the receipt of any comments from the Commission related to the Registration Statement, (C) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will effect the filings necessary pursuant to Rule 424(b) of the Securities Act Regulations in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) of the Securities Act Regulations was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(ii) During the period when a prospectus relating to the Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 of the Securities Act Regulations or any similar rule), the Company (A) will furnish to the Representative for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement, a copy of each such amendment or supplement, and (B) will not amend or supplement the Registration Statement without the Representative’s prior written consent. Prior to amending or supplementing any preliminary prospectus, the Pricing Prospectus or the Prospectus, the Company shall furnish to the Representative for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement. The Company shall not file or use any such proposed amendment or supplement without the Representative’s prior written consent. The Company shall file with the Commission within the applicable period specified in Rule 424(b) of the Securities Act Regulations any prospectus required to be filed pursuant to such rule.

(iii) The Company shall furnish to the Representative for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed writing that would constitute an Issuer Free Writing Prospectus or any amendment or supplement thereto prepared by or on behalf of, used by, or referred to by the Company, and the Company shall not file, use or refer to such proposed Issuer Free Writing Prospectus or any amendment or supplement thereto without the Representative’s prior written consent. The Company shall furnish to each Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, used by or referred to by the Company as such Underwriter may reasonably request. If at any time when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 of the Securities Act Regulations or any similar rule) in connection with sales of the Shares (but in any event if at any time through and including the Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or could conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus or included or could include an untrue statement of a material fact or omitted or could omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, as the case may be; provided, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Representative for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus, and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the Representative’s prior written consent. The Company will promptly notify the Representative if the Company ceases to be an “emerging growth company,” as defined in Section 2(a) of the Securities Act, at any time prior to the later of (i) completion of the distribution of the Shares within the meaning of the Securities Act and (ii) completion of the Lock-Up Period (as defined below).

(iv) The Company will use its best efforts to qualify the Shares for offering and sale under the applicable securities laws of such jurisdictions as shall be mutually agreed between the Representative and the Company and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that nothing in this Section 4(a)(iv) shall require the Company to qualify as a foreign corporation in any jurisdiction in which it is not already so qualified or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is otherwise not so subject.

(v) The Company has furnished or will deliver to the Representative, without charge, signed copies of the Registration Statement as originally filed, any Rule 462(b) Registration Statement and of each amendment to each (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also, upon your request, deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vi) The Company has delivered to each Underwriter, without charge, as many written and electronic copies of each preliminary prospectus and/or the Pricing Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, prior to 5:00 p.m., New York City time, on the second business day succeeding the date of this Agreement and from time to time thereafter during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act, such number of written and electronic copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vii) If at any time following the distribution of any Permitted Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Permitted Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative and, should the Underwriters request, will promptly amend or supplement, at its own expense, such Permitted Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(viii) The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Representative as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act and satisfying the provisions of Section 11(a) of the Securities Act) covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

(ix) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Pricing Prospectus under the heading “Use of Proceeds.”

(x) The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.

(xi) The Company will use its best efforts to effect and maintain the listing of the Common Stock (including the Shares) on the Nasdaq Global Market (the “Exchange”).

(xii) During a period of 180 days from the date of the Prospectus (the “Lock-Up Period”), the Company will not, without the prior written consent of the Representative, directly or indirectly (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or publicly disclose the intention to make any offer, pledge, sale, disposition or filing, or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, other than (x) the Shares to be sold hereunder, (y) the issuance of options to acquire shares of Common Stock granted or shares of restricted stock issued pursuant to the Company’s benefit plans existing on the date hereof that are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as such plans may be amended, in each case, copies of which have been filed with the Commission or otherwise made available to the Underwriters), or (z) the issuance of shares of Common Stock upon the exercise of any such options; provided, the Company may file with the Commission registration statements on Form S-8 for any of the plans set forth in clause (y).

(xiii) During the Lock-Up Period, the Company will enforce all agreements between the Company and any of its security holders that restrict or prohibit, expressly or in operation, the offer, sale or transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, or any of the other actions restricted or prohibited under the terms of the form of “lock-up” agreement. In addition, the Company will direct its transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreements, including, without limitation, “lock-up” agreements entered into by the Company’s officers, directors and shareholders pursuant to Section 6(l) hereof.

(xiv) If the Representative, in its sole discretion, agrees to release or waive the restrictions set forth in a “lock-up” agreement described in Section 6(l) hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit C hereto through a major news service at least two business days before the effective date of the release or waiver.

(xv) The Company will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Shares as contemplated by this Agreement, the Registration Statement, the Pricing Disclosure Package and the Prospectus. Without limiting the generality of the foregoing, the Company will, during the period when a prospectus relating to the Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 of the Securities Act Regulations or any similar rule), file on a timely basis with the Commission and the Exchange all reports and documents required to be filed under the Exchange Act. Additionally, the Company shall report the use of proceeds from the issuance of the Shares as may be required under Rule 463 of the Securities Act Regulations.

(xvi) The Company will file with the Commission such information on Form 10-Q or Form 10-K as may be required pursuant to Rule 463 of the Securities Act Regulations.

(xvii) The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as could require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(xviii) If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) of the Securities Act Regulations by 10:00 p.m., New York City time, on the date of this Agreement, and at the time of filing either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) of the Securities Act Regulations.

(xix) If so requested by the Representative, the Company shall cause to be prepared and delivered, at its expense, within one business day from the date of this Agreement, to the Representative an “electronic prospectus” to be used by the Underwriters in connection with the offering and sale of the Shares. As used herein, the term “electronic prospectus” means a form of preliminary prospectus, Pricing Prospectus, any Issuer Free Writing Prospectus or the Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (A) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the Representative and the other Underwriters to offerees and purchasers of the Shares, (B) it shall disclose the same information as such paper preliminary prospectus, Issuer Free Writing Prospectus or the Prospectus, as the case may be, and (C) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow investors to store and have continuously ready access to such preliminary prospectus, Issuer Free Writing Prospectus or the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet generally). The Company hereby confirms that, if so requested by the Representative, it has included or will include in the Prospectus filed with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of such paper preliminary prospectus, Issuer Free Writing Prospectus or the Prospectus to such investor or representative.

(xx) The Company will use its best efforts to ensure that the Directed Shares will be restricted as required by FINRA or FINRA rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons, if any, will need to be so restricted. At the request of the Underwriters, the Company will direct its transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Directed Shares, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with, or as a result of, such release. The Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

(xxi) The Company will not take, and will ensure that no affiliate of the Company will take, directly or indirectly, any action designed to cause or result in or which constitutes or might reasonably be expected to constitute stabilization or manipulation of the price of the Shares or any reference security with respect to the Shares, whether to facilitate the sale or resale of the Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.

(xxii) The Company represents and agrees that, without the prior consent of the Representative, it has not made and will not make any offer relating to the Shares that could constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; any such free writing prospectus the use of which has been consented to by the Company and the Representative is listed on Schedule II hereto.

(xxiii) The Company has complied and will comply with the requirement of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending.

(b) [Intentionally omitted.]

Section 5. The Company covenants and agrees with the several Underwriters that, whether or not the transactions contemplated by this Agreement are consummated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (A) the fees, disbursements and expenses of the Company’s counsel, accountants and other advisors, (B) filing fees and all other expenses in connection with the preparation, printing and filing of the Registration Statement, each preliminary prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus, any Permitted Testing-the-Waters Communication and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers, (C) the cost of printing or producing this Agreement, closing documents (including any compilations thereof) and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Shares, (D) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 4(a)(iv), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey, (E) all fees and expenses in connection with listing the Common Stock (including the Shares) on the Exchange, (F) the costs, fees and expenses incurred by the Underwriters in connection with determining their compliance with the rules and regulations of FINRA related to the Underwriters’ participation in the offering and distribution of the Shares, including any related filing fees and the reasonable fees and disbursements of counsel to the Underwriters, (G) all fees and expenses in connection with the preparation, issuance and delivery of the certificates representing the Shares to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (H) the cost and charges of any transfer agent or registrar, (I) the transportation and other expenses incurred by the Company in connection with presentations to prospective purchasers of Shares, (J) the costs and expenses of the Company relating to investor presentations on any “road show,” any Permitted Written Testing-the-Waters Communication or any Testing-the-Waters Communication undertaken in connection with the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, and travel and lodging expenses of the employees and officers of the Company, (K) all fees and expenses of the Underwriters in connection with matters relating to the Directed Shares, including reasonable fees and disbursements of counsel for the Underwriters, (L) all costs and expenses incurred by the Underwriters in connection with the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of copies of information or materials relating to the Directed Shares, and (M) all stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Shares; and all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; provided, however, that the Company shall not be obligated to reimburse the Underwriters for fees and disbursements of counsel for the Underwriters under this Section 5 in excess of $25,000, in the aggregate.

Section 6. The several obligations of the Underwriters hereunder to purchase the Shares on the Closing Date and each Option Closing Date, as the case may be, are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations within the applicable time period prescribed for such filing by the Securities Act and in accordance with Section 4(a)(i) hereof; all material required to be filed by the Company pursuant to Rule 433(d) of the Securities Act Regulations shall have been filed with the

Commission within the applicable time period prescribed for such filing by Rule 433 of the Securities Act Regulations; if the Company has elected to rely upon Rule 462(b) of the Securities Act Regulations, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., New York City time, on the date of this Agreement; the Registration Statement has become effective and no stop order suspending the effectiveness of the Registration Statement or any part thereof or the Prospectus or any part thereof or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any state securities commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

(b) The respective representations and warranties of the Company contained herein are true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Option Closing Date, as the case may be.

(c) (i) Neither the Company nor any Subsidiary shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) there shall not have been any change in the capital stock (other than the exercise of stock options that are described in the Pricing Prospectus) or long-term debt of the Company or the Bank, and (B) there shall not have been any Material Adverse Effect, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Pricing Prospectus.

(d) The Representative shall have received on and as of the Closing Date and the Option Closing Date, as the case may be, a certificate of two executive officers of the Company, at least one of whom has specific knowledge about the Company’s financial matters, satisfactory to the Representative, to the effect (A) set forth in Section 6(b), (B) that none of the situations set forth in clause (i) or (ii) of Section 6(c) shall have occurred, and (C) that no stop order suspending the effectiveness of the Registration Statement has been issued and to the knowledge of the Company, no proceedings for that purpose have been instituted or are pending or contemplated by the Commission;

(e) The Representative shall have received on and as of the Closing Date and the Option Closing Date, as the case may be, a certificate of the chief financial officer of the Company, in form and substance reasonably satisfactory to the Representative, regarding certain financial and statistical information included in the Pricing Prospectus and any applicable Issuer Free Writing Prospectus, and addressing such other matters as may be set forth therein;

(f) On the Closing Date or Option Closing Date, as the case may be, Buchalter, A Professional Corporation, counsel for the Company, shall have furnished to the Representative their favorable written opinion and negative assurance letter, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters, to the effect set forth in Exhibit A hereto and to such further effect as counsel for the Underwriters may reasonably request.

(g) Crowe Horwath LLP shall have furnished to the Representative a letter, dated the date of this Agreement, in form and substance satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and each Issuer Free Writing Prospectus, if any.

(h) On the Closing Date or Option Closing Date, as the case may be, the Representative shall have received from Crowe Horwath LLP a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that it reaffirms the statements made in its letter or letters furnished pursuant to Section 6(g), except that the specified date referred to therein for the carrying out of procedures shall be not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

(i) On each Closing Date and Option Closing Date, the Representative shall have received the opinion of Sheppard, Mullin, Richter & Hampton LLP, counsel for the Underwriters in connection with the offer and sale of the Shares, in form and substance satisfactory to the Underwriters, dated as of such date, with executed copies for each of the other Underwriters named on the cover page of the Prospectus.

(j) The Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, shall have been approved for listing on the Exchange, subject to official notice of issuance.

(k) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and conditions.

(l) The Representative shall have received “lock-up” agreements, each substantially in the form of Exhibit B hereto, from all the shareholders, officers and directors of the Company listed on Exhibit B-1 hereto and such agreements shall be in full force and effect on the Closing Date or Option Closing Date, as the case may be.

(m) The Representative shall have received a certificate of the secretary of the Company certifying the charter documents of the Company and the Bank, the resolutions of the Board of Directors and the Pricing Committee of the Company related to this offering, the incumbency of officers of the Company, the due appointment of the Company’s transfer agent and registrar and such other items as the Representative may reasonably request.

(n) On or prior to the Closing Date or Option Closing Date, as the case may be, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative shall reasonably request.

(o) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange, (iii) a general moratorium on commercial banking activities declared by any of Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in either of clauses (iv) or (v) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

(p) Upon request of any Underwriter, there shall have been furnished, or caused to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated, subject to the provisions of Section 13, by the Representative by notice to the Company at any time at or prior to the Closing Date or Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party, except as provided in Section 13.

Section 7. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

Section 8.

(a) Indemnification of Underwriters by the Company and the Bank. The Company and the Bank, jointly and severally, agree to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) of the Securities Act Regulations (each, an “Affiliate”)), selling agents, officers and directors and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430A of the Securities Act Regulations, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 8(e) hereof) any such settlement is effected with the written consent of the Company;

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent incurred directly related to, and arising out of, any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430A of the Securities Act Regulations, or in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

Additionally, the Company agrees to indemnify and hold harmless the Representative and its affiliates and each person, if any, who controls the Representative within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Designated Entities”), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) arising out of or based upon the failure of any Directed Share Participant to pay for and accept delivery of Directed Shares that the Directed Share Participant agreed to purchase; or (iii) arising out of, related to, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the willful misconduct or gross negligence of the Designated Entities.

(b) [Intentionally omitted.]

(c) Indemnification of Company and Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430A, or in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) and (b) hereof, counsel to the indemnified parties shall be selected by the Representative, and, in the case of parties indemnified pursuant to Section 8(c) hereof, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action;

provided, that counsel to the indemnifying party shall not (except with the prior written consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph in Section 8(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Representative for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Representative within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or Section 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim, (ii) relates solely to monetary damages indemnifiable hereunder, and (iii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(f) Interim Reimbursement. In addition to its other obligations under this Section 8, the indemnifying party agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any inaccuracy in the representations and warranties of the indemnifying party herein or failure to perform its obligations hereunder, all as set forth in this Section 8, the indemnifying party will reimburse the indemnified party on a monthly basis for all reasonable legal or other out-of-pocket expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding (to the extent documented by reasonably itemized invoices therefor), notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligation of the indemnifying party to reimburse each indemnified party for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each indemnified party shall promptly return it to the person(s) from whom it was received. Any such interim reimbursement payments that are not made to the indemnified parties within 30 days of a request for reimbursement shall bear interest compounded daily at a rate determined on the basis of the base lending rate announced from time to time by The Wall Street Journal from the date of such request.

Section 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Bank, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Bank, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Bank, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Bank, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Shares as set forth on the cover of the Prospectus.

The relative fault of the Company and the Bank, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Bank or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Bank and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discount received by such Underwriter in connection with the Shares underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ respective obligations to contribute pursuant to this Section 9 are several in proportion to the number of Firm Shares set forth opposite their respective names in Schedule A hereto and not joint.

For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each Underwriter’s Affiliates, officers, directors and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

Section 10. (a) If any Underwriter or Underwriters default in its or their obligations to purchase Shares hereunder on the Closing Date or any Option Closing Date and the aggregate number of Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, the Representative may make arrangements satisfactory to the Company for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date or Option Closing Date, as the case may be, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares that such defaulting Underwriters agreed but failed to purchase on such Closing Date or Option Closing Date, as the case may be. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur exceeds 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, and arrangements satisfactory to the Representative and the Company for the purchase of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate, subject to the provisions of Section 13, without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 13. Nothing herein will relieve a defaulting Underwriter from liability for its default.

(b) In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Company shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days, in order to effect any required changes to the Registration Statement or Prospectus or any other documents or arrangements. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

Section 11. [Intentionally omitted.]

Section 12. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to any Option Shares which have yet to be purchased) may be terminated, subject to the provisions of Section 13, in the absolute discretion of the Representative, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, (a) trading generally on the NYSE or on the Nasdaq shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental or regulatory authority, (b) trading of any securities of or guaranteed by the Company or any subsidiary shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities in New York shall have been declared by Federal or New York State authorities or a new restriction materially adversely affecting the distribution of the Firm Shares or the Option Shares, as the case may be, shall have become effective, (d) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Shares, or (e) there has been, in the judgment of the Representatives, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, a Material Adverse Effect.

If this Agreement is terminated pursuant to this Section 12, such termination will be without liability of any party to any other party except as provided in Section 5 and Section 13 hereof; provided, that the provisions of Section 8 shall at all times be effective and shall survive such termination.

Section 13.

(a) The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Shares or termination of this Agreement.

(b) If this Agreement is terminated pursuant to Section 6, Section 10 or Section 12, or if for any reason the purchase of any of the Shares by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5, the respective obligations of the Company and the Underwriters pursuant to Section 8 and the provisions of Section 10 and Section 12 shall remain in effect and, if any Shares have been purchased hereunder, the representations and warranties in Section 1 and all obligations under Section 5, Section 6 and Section 8 shall also remain in effect.

(c) If this Agreement shall be terminated by the Underwriters, or any of them, under Section 6 or Section 12 or otherwise under Section 10 or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters’ obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder.

Section 14. This Agreement shall inure to the benefit of and be binding upon the Company, the Bank and the Underwriters, the officers and directors of the Company referred to herein, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

Section 15. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representative, c/o Keefe, Bruyette & Woods, Inc., 787, Seventh Avenue, 4th Floor, New York, New York 10019 (e-mail: kbwsyndicatedesk@kbw.com). Notices to the Company shall be given to it at OP Bancorp, 1000 Wilshire Blvd., Suite 500, Los Angeles, California 90017 (fax no.: [•]); Attention: [•].

Section 16. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

Section 17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAWS.

Section 18.

(b) The parties hereby submit to the jurisdiction of and venue in the state and federal courts located in the City of New York, New York, in connection with any dispute related to this Agreement including, without limitation, any suit or proceeding arising out of or relating to this Agreement, any transaction contemplated hereby, the Pricing Prospectus, the Prospectus, Registration Statement, the offering of the Shares or any other matter contemplated hereby. The Company irrevocably and unconditionally waives any objection to the laying of venue of any such suit or proceeding arising out of or relating to this Agreement, the Pricing Prospectus, the Prospectus, the Registration Statement, the offering of the Shares or any transactions contemplated hereby in a New York Court, and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

(c) The Company and the Bank each acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company the Bank, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, the Bank or their respective shareholders, creditors, employees or any other party, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Bank with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Bank on other matters) or any other obligation to the Company or the Bank except the obligations expressly set forth in this Agreement, and (iv) each of the Company and the Bank have consulted its own legal and financial advisors to the extent it deemed appropriate. The Company and the Bank severally agree that each will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Bank, in connection with such transaction or the process leading thereto.

(d) The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’

investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transaction for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

(e) Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

(f) This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Bank, on the one hand, and the Underwriters, or any of them, on the other hand, with respect to the subject matter hereof, other than that certain letter agreement between the Company and the Representative dated November 15, 2017 (the “Engagement Letter”) which, for the avoidance of doubt, shall survive in accordance with its terms and shall remain in full force and effect following the execution of this Agreement and the Closing Date or the earlier termination of this Agreement. To the extent there is any conflict between the provisions of this Agreement and the provisions of the Engagement Letter, the provisions of this Agreement shall govern.

(g) The Company, the Bank and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Bank and the Underwriters.

Very truly yours,

OP BANCORP

By:
Name:
Title:

OPEN BANK

By:
Name:
Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representative in New York, New York as of the date first above written.

KEEFE, BRUYETTE & WOODS, INC.

For themselves and as Representative of the

other Underwriters named in Schedule I hereto

By:
Name:
Title:

SCHEDULE I

Underwriters	Number of Firm Shares to be Purchased
Keefe, Bruyette & Woods, Inc.	[•]
D.A. Davidson & Co.	[•]
[ ]	[•]
[ ]	[•]
[ ]	[•]

Total	[•]

SCHEDULE II

Issuer General Use Free Writing Prospectuses

[to be added]

Pricing Information Conveyed Orally to Investors

[to be added]

SCHEDULE III

Permitted Written Testing-the-Waters Communications

[to be added]

EXHIBIT A

Form Opinion Of Counsel To The Company

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EXHIBIT B

Form of Lock-up Agreement

[●], 2018

KEEFE, BRUYETTE & WOODS, INC.

as Representative of the several

Underwriters to be named in the

within-mentioned Underwriting Agreement

Re:	Proposed Public Offering by OP Bancorp

Dear Sirs:

The undersigned, an equityholder, officer and/or director of OP Bancorp., a California corporation (the “Company”), understands that Keefe, Bruyette & Woods, Inc., as representative of the Underwriters (the “Representative”), proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company and the Selling Shareholders providing for the public offering of shares (“Public Offering”) of the Company’s common stock, no par value per share (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as an equityholder, officer and/or director of the Company, as an inducement to the Underwriters to execute the Underwriting Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter to be named in the Underwriting Agreement that, during the period beginning on the date hereof and ending on the date that is 180 days from the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Representative, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of the Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned may acquire beneficial ownership under the rules and regulations of the U.S. Securities and Exchange Commission (collectively, the “Lock-Up Shares”), or exercise any right with respect to the registration of any of the Lock-Up Shares, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Shares, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging, collar (whether or not for any consideration) or other transaction that is designed to or reasonably expected to lead or result in a disposition of Lock-Up Shares during the Lock-Up Period, even if such Lock-Up Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option or reversal or cancellation thereof) with respect to any Lock-Up Shares or with respect to any security (other

1

than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Lock-Up. The undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed shares of Common Stock the undersigned may purchase in the offering.

If the undersigned is an officer or director of the Company, (1) the Representative agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of the Common Stock, the Representative will notify the Company of the impending release or waiver, and (2) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer not for consideration and (ii) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

Furthermore, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned on the open market following the Public Offering if and only if (i) such sales are not required to be reported in any public report or filing with the Securities and Exchange Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

Notwithstanding any other provision contained herein, the undersigned shall be permitted to make transfers, sales, tenders or other dispositions of Lock-Up Shares pursuant to a tender offer for securities of the Company or any other transaction, including, without limitation, a merger, consolidation or other business combination, involving a Change of Control of the Company (including, without limitation, entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Lock-Up Shares in connection with any such transaction, or vote any Lock-Up Shares in favor of any such transaction); provided that all Lock-Up Shares subject to this agreement that are not so transferred, sold, tendered or otherwise disposed of remain subject to this agreement; and, provided, further, that it shall be a condition to transfer, sale, tender or other disposition that if such tender offer or other transaction is not completed, any Lock-Up Shares subject to this agreement shall remain subject to the restrictions herein. “Change of Control” means the occurrence of either of the following: (i) the sale, or exclusive license, of all or substantially all of the assets of the Company; or (ii) a transaction, merger, recapitalization, or reorganization (or series of such transaction) after which the current shareholders of the Company hold less than fifty percent (50%) of the voting rights with respect to the capital stock of the Company or any surviving entity.

2

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Shares without the prior written consent of the Representatives, provided that (1) the Representative received a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and (3) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i)	as a bona fide gift or gifts;

(ii)	to any immediate family member, any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned or any of their respective successors upon death (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

(iii)	as a distribution to limited partners or shareholders of the undersigned;

(iv)	as part of any net or cashless exercise of stock options or vesting, delivery or settlement of restricted shares, restricted stock units or other awards granted pursuant to any of the Company’s equity incentive plans in effect as of the date of the Underwriting Agreement;

(v)	to any beneficiary of the undersigned pursuant to a will, other testamentary document or applicable laws of descent; or

(vi)	to the Company, to satisfy any tax withholding obligations of the Company or the undersigned, or to satisfy the exercise price of stock options by the undersigned, upon the exercise or vesting of equity awards outstanding or hereinafter granted under any equity incentive plan of the Company described in the Registration Statement or established during the Lock-Up Period; or

(vii)	to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned.

In addition, nothing in this lock-up agreement shall prohibit the undersigned from establishing a Rule 10b5-1 trading plan during the Lock-Up Period so long as (1) no transactions under such plan are made until after the expiration of the Lock-Up Period and (2) no public disclosure of such plan shall be required or voluntarily made until after the expiration of the Lock-Up Period.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Shares except in compliance with the foregoing restrictions.

The undersigned understands that the undersigned shall be released from all obligations under this lock-up agreement and this lock-up agreement shall be terminated automatically and without further action on the part on the part of any of the parties hereto if (i) the Company

3

notifies the Representative, prior to execution of the Underwriting Agreement, that it does not intend to proceed with the public offering, (ii) the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, (iii) the Company completes an application with the Commission to withdraw the Registration Statement and the Registration Statement is withdrawn or (iv) the public offering is not completed by [●], 2018.

This lock-up agreement shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned. Capitalized terms used but not defined herein have the respective meanings assigned to such terms in the Underwriting Agreement.

Very truly yours,

Signature

Name

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EXHIBIT B-1

List of Persons and Entities Executing Lock-Up Agreements

Officers:

Min J. Kim

Christine Y. Oh

Steve K. Park

Ki Won Yoon

Kathrine Duncan

Directors:

Brian Choi

Ernest E. Dow

Jason Hwang

Soo Hun Jung, M.D.

Min J. Kim

Ock Hee Kim

Myung Ja (Susan) Park

Yong Sin Shin

Shareholders:

Stuart Whang

EXHIBIT C

Form of Press Release

To be Issued Pursuant to Section 4(a)(xiv)

OP BANCORP

[Date]

OP Bancorp (“Company”) announced today that Keefe, Bruyette & Woods, A Stifel Company, the lead book-running managing underwriter in the Company’s recent public offering of [•] shares of its common stock, is [waiving][releasing] a lock-up restriction with respect to [•] shares of the Company’s common stock held by [certain officers or directors][an officer or director] of the Company. The [waiver][release] will take effect on [•], and the shares may be sold on or after such date.

This press release is not an offer or sale of the securities in the United States or in any other jurisdiction where such offer or sale is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.